EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on Schedule 13D, dated January 7, 2010, with respect to the Common Stock, par value $.01 per share, of Pilgrim’s Pride Corporation is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13D and each such amendment.  Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 7th day of January, 2010.

JBS USA HOLDINGS, INC.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JBS HUNGARY HOLDINGS KFT

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JBS GLOBAL A/S

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JBS S.A.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

Page 1 of 4 Pages

ZMF FUNDO DE INVESTIMENTO EM PARTICIPAÇÕES

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

J&F PARTICIPAÇÕES S.A.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JJBJ PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JJMB PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VLBM PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VNBM PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VVMB PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

Page 2 of 4 Pages

WWMB PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

ZMF PARTICIPAÇÕES LTDA.

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VIVIANNE MENDONÇA BATISTA

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JOESLEY MENDONÇA BATISTA

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

WESLEY MENDONÇA BATISTA

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VANESSA MENDONÇA BATISTA

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

VALÉRIA BATISTA MENDONÇA RAMOS

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JOSÉ BATISTA JÚNIOR

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

Page 3 of 4 Pages

FLORA MENDONÇA BATISTA

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

JOSÉ BATISTA SOBRINHO

By: /s/ Christopher Gaddis
Name: Christopher Gaddis
Title: Attorney in Fact

Page 4 of 4 Pages